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                                                                   EXHIBIT 10.18

                                 LEASE AGREEMENT


            THIS LEASE AGREEMENT, made effective the 1st day of September, 1997, by and between, LESLIE G. RUDD ("Landlord") and DEAN & DELUCA BRANDS, INC., a Delaware corporation ("Tenant").

      WITNESSETH:

      WHEREAS, Landlord is the owner of certain real property, as described below, upon which has been constructed a building containing approximately 32,100 square feet of office and warehouse space as shown on the detailed plans and specifications set forth on Exhibit "A" (the "Building") for lease to Tenant; and

      WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the entire real property including the Building.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:

                                    ARTICLE 1
                        DEMISED PREMISES - TERM OF LEASE

      Section 1.01. DESCRIPTION OF THE DEMISED PREMISES - Landlord hereby demises and leases to Tenant, and Tenant hereby hires and leases from Landlord, the property located at 2526 East 36th Street North Circle, Wichita, Kansas 67209, more particularly described as:

      Lot 1, Block B, Northridge Industrial Park, City of Wichita, Sedgwick County, Kansas

together with the exclusive right to use all buildings, parking areas, driveways, sidewalks, walkways, and other improvements and facilities located on and at the property, together with all the right, title and interest, if any, of Landlord in and to any easements or other rights in adjoining property enuring to Landlord by reason of ownership of said property (collectively the "Demised Premises").

      Section 1.02. INITIAL TERM - The initial term of this Lease ("Initial Term") shall commence on September 1, 1997 (the "Commencement Date"), and unless sooner terminated or renewed in accordance with this Lease, shall expire twenty
(20) years after the Commencement Date (the "Expiration Date").



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                                    ARTICLE 2
                                      RENT

      Section 2.01. BASE RENTAL AMOUNT - Commencing on the Commencement Date and continuing through the full term of this Lease, Tenant shall pay to Landlord in the manner and at the address specified in Section 2.03 hereof, or such other place as designated in writing by Landlord during the term hereof, a net annual rent, hereinafter called "Net Rent" over and above the other payments to be made by Tenant as hereinafter provided, in the amount of One Hundred Thirty-Seven Thousand Four Hundred Sixty-Seven Dollars and Sixty Five Cents ($137,467.75), calculated at ten percent (10%) of $1,374,677.52, which amount represents the total cost of the following items:

            (a) the aggregate consideration paid by Landlord to acquire the Demised Premises, including, without limitation, any mortgage registration taxes and recording charges, legal fees, charges for title searches, title insurance, survey costs, and all other out-of-pocket costs directly related to the acquisition; and

            (b) the aggregate construction cost of the Building on the Demised Premises, including, without limitation, interest, contractor's charges and fees, architect's fees, insurance costs, legal fees and all other out-of-pocket costs directly related to the construction.

      The Net Rent shall be payable in equal monthly installments ("Monthly Rent") in the amount of Eleven Thousand Four Hundred Fifty-Five Dollars and Sixty-Five Cents ($11,455.65) (or such increased amount as herein provided) each. The first Monthly Rent shall be payable in advance on or before the first day of the first full calendar month of the Lease term and continuing on or before the same day of each successive calendar month thereafter during the term of this Lease, except that the Monthly Rent for the period, if any, between the Commencement Date and the first full calendar month shall be paid on or before the Commencement Date. The Monthly Rent for any period during the term of this Lease which is for less than one (1) month shall be prorated based on a thirty
(30) day month.

      Section 2.02. ADJUSTMENT TO MONTHLY RENT - The Monthly Rent provided in
Section 2.01 shall be adjusted as follows:

            (a) The Monthly Rent shall be adjusted on the third (3rd) calendar anniversary of the Commencement Date and on the same date every three (3) years thereafter for the remaining term of this Lease, in proportion to the increase in the Index (as defined below) which has occurred between the month immediately preceding the month in which the Commencement Date occurs (the "Base CPI Month") and the month immediately preceding the month in which the Monthly Rent is to be increased (a "Comparison CPI Month"). Landlord shall notify Tenant of each increase by delivering a written statement setting forth the Index for the Base CPI Month, the Index for the applicable Comparison CPI Month, the percentage increase between those two Indices, and the new Monthly Rent payable by Tenant. The Monthly Rent shall not be reduced from the last previous adjusted Monthly Rent by reason of any decrease in the Index. If Landlord's notice is given after the effective date of an increase, Tenant shall nevertheless be obligated to pay the new Monthly Rent from its effective date until the next periodic increase. In such event, within ten (10) days of Landlord's notice, Tenant shall pay Landlord the additional Monthly Rent for the period between the effective date of the increase and Landlord's notice, and thereafter shall pay the new Monthly Rent on or before the first day of each month as provided in Section 2.01.

            (b) The term "Index" means the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index - Urban Consumers (U.S. City Average) on the basis of 1982-84 = 100. If the format or components of the Index are materially changed after the execution of this Lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics, or a similar agency, and which in Landlord's judgment, is equivalent to the Index in effect on the date of this Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase in the Monthly Rent.


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      Section 2.03. PLACE OF PAYMENT - Until Tenant shall have been given notice otherwise by Landlord under the provisions of Article 17 hereof, Tenant shall pay the Net Rent to Landlord at c/o LRICO, 314 South Galena, Aspen, Colorado 81611.

      Section 2.04 LATE CHARGE - The Monthly Rent shall be past due on the tenth
(10th) day of each successive month. If the Tenant should fail to pay the Landlord when due any installment of rental or other sum to be paid hereunder, Tenant shall pay Landlord on demand a late charge of five percent (5%) thereof. Failure to pay such late charge upon demand therefor shall be an event of default hereunder. Provisions for such late charge shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner; further provided that such late charge shall automatically accrue notwithstanding whether Landlord shall have given Tenant written notice of any such delay in payment.

      Section 2.05. NET RENT - It is the purpose and intent of Landlord and Tenant that this is a net lease and that the Net Rent shall, except as herein otherwise provided, be absolutely net to Landlord, the Net Rent specified in
Section 2.01 hereof in each year during the term of this Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises, except as herein otherwise provided, which may arise or become due during or out of the term of this Lease shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

      Section 2.06. NO SET-OFF - The Net Rent, together with any additional rents, all other sums, impositions (as defined in this document), costs, expenses and other payments which Tenant assumes and agrees to pay in any of the provisions of this Lease, shall be paid to the Landlord without notice, demand, abatement, deduction or set-off. In the event of any nonpayment thereof, the Landlord shall have (in addition to all other rights and remedies) all of the rights and remedies provided for herein or by law in the case of nonpayment of the Net Rent.

      Section 2.07. ACCORD AND SATISFACTION - No payment by Tenant or receipt by Landlord of a lesser amount then the Monthly Rent or any other charge or fee stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated rent, fee or other charge, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as creating an accord and satisfaction, and Landlord may accept such a check or payment without prejudice to Landlord's right to recover the balance of the rent, fee or charge or pursue any other remedy provide for in this Lease.

      Section 2.08. CONTINGENT RENT - Notwithstanding anything herein to the contrary, in addition to the annual Net Rent provided above, beginning on the Commencement Date and continuing through the full term of this Lease, an additional contingent rent equal to twenty percent (20%) of the Monthly Rent shall accrue for the benefit of Landlord (the "Contingent Rent"). The Contingent Rent shall bear simple interest (computed on the basis of a 360-day year, 30 day month) on the accumulated balance thereof, at a rate of seven percent (7%) per annum. In the event of an initial public offering of Tenant's common stock (the "D&D Common Stock"), Landlord shall be paid in cash or cash equivalents, the Contingent Rent and the interest accrued thereon to the date of such public offering, within five (5) days thereof, or at Landlord's option, Landlord shall have a right to convert the Contingent Rent and the interest accrued thereon to the date of such public offering into D&D Common Stock. The Contingent Rent shall continue to accrue after the date of the public offering during the remainder of the full term of this Lease and be payable to Landlord in cash at the same time and in the same manner as the Net Rent. Tenant shall give Landlord written notice of its intent to make an initial public offering of the D&D Common Stock at least sixty (60) days prior to such public offering. Landlord shall notify Tenant in writing of his intent to accept cash or exercise said conversion right within thirty (30) days after receipt of such notice from Tenant. The conversion shall take place on such date as is mutually agreeable to both parties after considering applicable securities laws and regulations, but in no event shall the date of conversion be more than one hundred eighty (180) days after such initial public offering of the D&D Common Stock unless an extension of time is granted by Landlord, in his sole discretion. The conversion price per share shall be the initial offering price on the date of the initial public offering


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of the D&D Common Stock. If at any time during the term of this Lease the Tenant sells all or substantially all of its assets or dissolves, liquidates or winds up its affairs, merges, reorganizes, consolidates, or combines its assets with those of another unrelated or unaffiliated corporation, or if the holders of substantially all of the D&D Common Stock exchange such stock for stock or securities or property of another unrelated or unaffiliated corporation, the Landlord shall be entitled to receive immediately the Contingent Rent and interest accrued thereon to the date of such event as described herein, in cash or cash equivalents; provided, however, if at the expiration of the Lease including any renewal terms, Tenant has not made an initial public offering of D&D Common Stock, and none of the events described herein have occurred, then Tenant shall not be obligated to pay to Landlord the Contingent Rent or the interest thereon.

      Section 2.09. RIGHT TO SELL THE DEMISED PREMISES - Notwithstanding anything herein to the contrary, in addition to the annual Net Rent and Contingent Rent provided above, beginning on the Commencement Date and continuing each month thereafter until such time, if any, as Tenant makes an initial public offering of its common stock ("D&D Common Stock"), Landlord shall have a right, but not the obligation, to sell the Demised Premises to the Tenant at its fair market value, as determined by an independent appraiser, on the date of such public offering. In the event of any dispute as to the determination of said fair market value that cannot be resolved by the parties, such dispute shall be resolved by arbitration, with Landlord or Landlord's legal representative, appointing one independent arbitrator, Tenant appointing one independent arbitrator, and these two arbitrators appointing a third independent arbitrator, and with the decision of the majority of such arbitrators to be binding on all parties hereto. Tenant shall give Landlord written notice of its intent to make an initial public offering of the D&D Common Stock at least sixty
(60) days prior to such public offering. Landlord shall notify Tenant in writing of his intent to exercise said right to sell the Demised Premises within two hundred forty (240) days after receipt of such notice from Tenant. The close on the sale shall take place on such date as is mutually agreeable to both parties after considering applicable securities laws and regulations, but in no event shall the date of close be more than one hundred eighty (180) days after such initial public offering of the D&D Common Stock unless an extension of time is agreed to by the parties. The purchase price shall be paid in cash or D&D Common Stock at the sole option of the Landlord. In the event the Landlord elects to receive D&D Common Stock, the price per share shall be the initial offering price on the date of the initial public offering of the D&D Common Stock. If at any time during the term of this Lease the Tenant sells all or substantially all of its assets or dissolves, liquidates or winds up its affairs, merges, reorganizes, consolidates, or combines its assets with those of another unrelated or unaffiliated corporation, or if the holders of substantially all of the D&D Common Stock exchange such stock for stock or securities or property of another unrelated or unaffiliated corporation, the Landlord shall be entitled to immediately sell the property to Tenant or its successor in interest, for cash or cash equivalents; provided, however, if at the expiration of the Lease including any renewal terms, Tenant has not made an initial public offering of D&D Common Stock, and none of the events described herein have occurred, then Tenant shall not be obligated to purchase the Demised Premises.


                                    ARTICLE 3
                PAYMENT OF TAXES, ASSESSMENTS, IMPOSITIONS, ETC.

      Section 3.01. TENANT'S OBLIGATIONS - Tenant shall pay or cause to be paid before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, levies, license and permit fees and other governmental impositions, duties and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, the Demised Premises, or any part thereof or any appurtenance thereto (all such taxes, assessments, water and sewer rents, rates and charges, levies, license and permit fees and other governmental charges being hereinafter referred to as "Impositions," and any of the same being hereinafter referred to as an "Imposition"); provided, however, that:

            (a) If, by law, any Imposition may at the option of the payer be paid in installments, Tenant may pay the same in such installments. Tenant shall pay only such installments as shall become due during the term of this Lease; and


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            (b) All Impositions for the fiscal or tax years in which the term of this Lease shall begin and end shall be apportioned so that Tenant shall pay only those portions thereof which correspond with the portion of said years as are within the terms hereby demised.

      The obligation of the Tenant attributable to the Demised Premises shall apply whether any tax, charge or any other Imposition referred to above is imposed, during the Lease term or any extension of the term, by virtue of any present or future laws, rules requirements, orders, directions, ordinances or regulations of the United States of America, or of the State of Kansas, or of the county, city government, any other municipal or lawful authority wherein the Demised Premises is located.

      Section 3.02. LANDLORD'S OBLIGATIONS - Nothing herein contained shall require Tenant to pay municipal, state or federal income taxes assessed against Landlord, municipal, state or federal capital levy, or transfer taxes of Landlord or corporation excess profits or franchise taxes imposed upon any corporate owner of the fee of the Demised Premises, or any income, profits or revenue tax, assessment or charge imposed upon rent as such, payable by Tenant under this Lease.

      Section 3.03. EVIDENCE OF PAYMENT - Tenant shall furnish to Landlord or, if required by Landlord, to any fee mortgagee, within thirty (30) days after the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord or such mortgagee evidencing the payment thereof.

      Section 3.04. TENANT'S RIGHT TO SEEK REDUCTION - Tenant shall be privileged to seek a reduction in the valuation of the Demised Premises for tax purposes and to contest in good faith by appropriate proceedings, at Tenant's expense, the amount or validity in whole or in part of any Imposition.

      Section 3.05. LANDLORD'S RIGHT TO SEEK REDUCTION - Landlord shall have a right to seek a reduction in the valuation of the Demised Premises assessed for tax purposes and to prosecute any action or proceeding theretofore commenced by Tenant, if such assessed valuation or valuations shall in whole or in part relate and pertain to any period of time subsequent to the expiration or termination of this Lease. To the extent to which any tax refund payable as a result of any proceeding in the nature of certiorari which Landlord or Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon a payment made by anyone other than Landlord and shall not relate to a period as to which apportionment thereof has been made with Landlord, Tenant shall be authorized to collect the same subject, however, to Tenant's obligation to reimburse Landlord forthwith for any expense incurred by Landlord in connection therewith.

      Section 3.06. LANDLORD'S JOINDER - Landlord shall not be required to join in any proceedings referred to in Section 3.04 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Demised Premises, in which event Landlord shall join in such proceedings or permit the same to be brought in his name. Landlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs and expenses. Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant.

      Section 3.07. PROOF OF PAYMENT - The certificate, advice, receipt or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, or nonpayment of such Imposition, shall be prima facie evidence that such Imposition is due and unpaid or has been paid at the time of the making or issuance of such certificate, advice, receipt or bill.

      Section 3.08. ATTORNEY-IN-FACT - Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any


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of the provisions of this Lease shall refuse to accept payment of such sum from
Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord, and Landlord shall thereupon pay such sum to such person or entity.

      Section 3.09. UTILITIES - Tenant shall procure for its own account, and shall pay when due, the cost of all water, sewer, gas, electrical power, heat, fuel, telephone and other services consumed in or at the Demised Premises.

                                    ARTICLE 4
                                    SURRENDER

      Section 4.01. SURRENDER - Except as herein otherwise provided, Tenant shall on the last day of the term or upon any earlier termination of this Lease well and truly surrender and deliver up the Demised Premises to the possession and use of Landlord without fraud or delay, free and clear of all lettings and occupancies, and free and clear of all liens and encumbrances, other than those, if any, presently existing, and in the same physical condition as existing at the Commencement Date, reasonable wear and tear excepted. Title to all leasehold improvements on the Demised Premises shall remain in the Tenant until expiration or termination of this Lease, at which time all such improvements shall become the property of Landlord.

      Section 4.02. FIXTURES - Where furnished by or at the expense of Tenant or any subtenant, furniture, trade fixtures and business equipment may be removed by Tenant at or prior to the termination of this Lease or by such subtenant at or prior to the termination of its sublease; provided, however, that the removal thereof will not injure the Demised Premises or necessitate changes in or repairs to the same. Tenant shall pay or cause to be paid to Landlord the cost of repairing any damage arising from such removal and restoration of the Demised Premises to their condition prior to such removal.

      Section 4.03. PERSONAL PROPERTY - Any personal property of Tenant or any subtenant which shall remain in the Demised Premises after the termination of this Lease and the removal of Tenant or such subtenant from the Demised Premises, may, at the option of Landlord, be deemed to have been abandoned by Tenant or such subtenant, and either may be retained by Landlord as his property or be disposed of, without accountability, in such manner as Landlord may see fit; or if Landlord shall give written notice to Tenant to such effect, such property shall be removed by Tenant at Tenant's sole cost and expense. If this Lease shall terminate pursuant to Article 15 hereof, then, notwithstanding Sections 4.02 and 4.03 hereof, Tenant or any subtenant shall have a reasonable time thereafter to remove any property which it shall be entitled to remove pursuant to Section 4.02 hereof.

      Section 4.04. HOLDING OVER - In the event Tenant continues to occupy the Demised Premises after the last day of the term or any extended term of this Lease, and the Landlord elects to accept rent thereafter, a tenancy from month to month only shall be created and not for any longer period. Such tenancy shall be upon the same terms and conditions as set forth in this Lease as would be applicable thereto and the rent shall be at the same rate as the rent for the last month of the term of this Lease. Nothing is this Article 4 shall be deemed to permit Tenant to retain possession of the Demised Premises after the expiration or sooner termination of the Lease.

      Section 4.05. LANDLORD'S RIGHT TO ENTRY - Landlord, and those persons authorized by Landlord shall have the right to enter the Demised Premises at all reasonable times and upon reasonable notice for the purpose of showing the same to prospective purchasers and/or mortgagees. Further, during the last six (6) months of the Initial Term or of the Renewal Term, Landlord and those persons authorized shall have the right at reasonable times and upon reasonable notice to show the Demised Premises to prospective tenants. Landlord's entry to the Demised Premises shall not, under any circumstances, be deemed to be a forcible or unlawful entry into, or a detainer of, the Demised Premises, or an eviction of Tenant from the Premises or any portion thereof.

      Section 4.06. SURVIVAL - The provisions of this Article 4 shall survive any termination of this Lease.


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                                    ARTICLE 5
                                    INSURANCE

      Section 5.01. HAZARD INSURANCE - At all times during the term of this Lease, Tenant, at its sole cost and expense, shall maintain in effect a policy or policies of insurance on the improvements on the Demised Premises with responsible insurers satisfactory to Landlord, on an "all risk" or "special form" basis, insuring the improvements in an amount equal to 100% of the replacement cost thereof, excluding land, foundations, footing and underground installations. During the term hereof, Tenant further agrees that it will suffer nothing to remain on or about the Demised Premises which may invalidate such insurance on any part thereof.

      Section 5.02. OTHER INSURANCE - At all times during the term of this Lease, Tenant, at its sole cost and expense, shall maintain for the mutual benefit of Landlord and Tenant, general public liability insurance, against claims for bodily injury, death or property damage occurring upon, in or about the Demised Premises and on, in or about the adjoining sidewalks and passageways (including, without limitation, personal injury, death or property damage resulting directly or indirectly from any change, alteration, improvements or repair thereof) with a combined single limit equal to One Million Dollars ($1,000,000.00). Said amounts to be periodically adjusted at least every two (2) years to reflect any necessary coverage changes to comport with inflationary or deflationary trends.

      Section 5.03. EVIDENCE OF INSURANCE - All insurance provided for in this
Article 5 shall be effected under valid and enforceable policies issued by insurers of recognized responsibility and satisfactory to Landlord. Upon the execution of this Lease and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 5, originals of the policies (or, in the case of general public liability insurance, certificates of the insurers) bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment, shall be delivered by Tenant to Landlord.

      Section 5.04. NO OTHER INSURANCE - Except with respect to the insurance required by Section 5.02 hereof, neither Landlord nor Tenant shall take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article 5 to be furnished by, or which may reasonably be required to be furnished by Tenant unless Landlord and Tenant are included therein as the insured, with loss payable as in this Lease provided. Each party shall immediately notify the other of the placing of any such separate insurance and shall cause the same to be delivered as in Section 5.03 hereof required.
      Section 5.05. ADJUSTMENT OF LOSSES - All policies of insurance provided for in Sections 5.01 and 5.02 hereof shall name Landlord and any mortgagee, when requested, as the interest of any such mortgagee may appear, by standard mortgagee clause, if obtainable. In case of any particular casualty resulting in damage or destruction not exceeding Ten Thousand Dollars ($10,000.00) in the aggregate, the loss under such policies shall be adjusted by Tenant and the insurance companies and shall be payable to Tenant. In case of such damage or destruction in excess of Ten Thousand Dollars ($10,000.00), the loss shall be adjusted with the insurance companies by Tenant and Landlord, and the proceeds of any such insurance, as so adjusted, shall be payable to a bank or trust company in the city of Wichita, Kansas, selected by Tenant and Landlord, willing to act hereunder as a depository, which bank or trust company shall be authorized to disburse said insurance proceeds to Tenant as the work for the restoration of the Demised Premises progresses in accordance with Section 5.8 hereof.

      All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as herein above provided. Each such policy shall, to the extent obtainable, contain a provision that no act or omissions of Tenant or any sublessee shall affect or limit the obligation of the insurance company so to pay the amount of any loss sustained.

      Section 5.06. NOTICE TO LANDLORD AND MORTGAGEES - Each such policy or certificate therefor issued by the insurer shall, to the extent obtainable, contain an agreement by the insurer that such policy shall not be canceled without at least ten (10) days' prior written notice to Landlord and to any mortgagee named therein.

      Section 5.07. UNEARNED PREMIUMS - Upon the expiration of this Lease, the unearned premiums upon any such transferable insurance policies shall be apportioned if Tenant shall not then be in default in the performance of any of Tenant's agreements, terms, covenants and conditions in this Lease provided.


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      Section 5.08. RESTORATION - In the event any of the improvements on the
Demised Premises are damaged or destroyed, Tenant shall restore the Demised Premises and the improvements, or shall cause the same to be restored, in accordance with the plans and specifications for the original improvements on the Demised Premises, subject to changes reasonably acceptable to Landlord. Such reconstruction shall be paid for with funds received from the insurers of the Demised Premises, and Tenant shall have no obligation to pay for any such restoration or reconstruction except by use of such funds received from such insurers. Tenant shall furnish to Landlord plans for reconstruction and repair of the improvements within sixty (60) days after the occurrence of any casualty and shall post a reasonable bond to ensure such restoration and commence the repair and reconstruction thereof within thirty (30) days thereafter in accordance with said plans with due diligence. In the event that any of the insurance monies paid by the insurance companies to either Landlord or a depository, with respect to the Demised Premises and improvements as herein above provided, shall remain after the completion of such restoration, the excess shall be retained by, or paid to, Tenant or as it may direct for it own account.
      Section 5.09. COOPERATION - Landlord and Tenant each agree that it will cooperate with the other, to such extent as such other party may reasonably require, in connection with the prosecution or defense of any action or proceeding arising out of, or for the collection of, the collection of any insurance money that may be due in the event of any loss or damage; and that it will execute and deliver to such other party such instruments as may be required to facilitate the recovery of any insurance monies, but the costs and expenses of all such actions and proceedings shall be paid by Tenant.

      Section 5.10. MORTGAGEES - All insurance maintained and required to be maintained by Tenant hereunder shall provide for Landlord's mortgagees' requirements as to amount, form, content and carrier. The term "mortgagees," as used in this Lease, shall include the trustee and beneficiary under any applicable deed of trust.

      Section 5.11. BLANKET INSURANCE - Any insurance required to be provided by Tenant pursuant to this Lease may be provided by blanket insurance covering the Demised Premises and other locations of Tenant provided such blanket insurance complies with all of the other requirements of this Lease with respect to the insurance involved.

                                    ARTICLE 6
                                LANDLORD'S RIGHTS
                          TO PERFORM TENANT'S COVENANTS

      Section 6.01. LANDLORD'S RIGHTS - If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Article 3 hereof, or to take out, pay for, maintain or deliver any of the insurance policies or certificates therefor as provided for in Article 5 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after ten (10) days notice to Tenant (or without notice in case of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, or from any default by Tenant and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to):

            (a) Pay any Imposition payable by Tenant pursuant to the provisions of Article 3 hereof; or

            (b) Take out, pay for and maintain any of the insurance policies provided for in Article 5 hereof; or

            (c) Make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided,

and may enter upon the Demised Premises for any such purpose and take all such action thereon as may be necessary therefor.

      All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act shall constitute additional rent payable by Tenant under this Lease and shall be paid by

Tenant to Landlord on demand, together with interest at fifteen percent (15%) per annum from the date of such advancement.

                                    ARTICLE 7
               REPAIRS AND MAINTENANCE; WASTE; RIGHT OF INSPECTION

      Section 7.01. CONDITION OF DEMISED PREMISES - The Demised Premises shall be delivered to Tenant in an "as is" and "all faults" condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof during the term of this Lease except to the extent expressly provided herein. By accepting possession of the Demised Premises, Tenant shall be deemed to have acknowledged that the Demised Premises are suitable for its purposes and in good condition and repair. Tenant acknowledges and agrees that it has inspected, or prior to the Commencement Date will inspect, the Demised Premises and that Tenant is not relying on any representations or warranties made by Landlord regarding the Demised Premises, except as may be expressly set forth herein.

      Section 7.02. REPAIRS AND MAINTENANCE - Throughout the term of this Lease, Tenant, at its sole cost and expense, shall take good care of the Demised Premises, all alleyways and passageways and the sidewalks adjoining the same, and shall keep the same in good order and condition, except for reasonable wear and tear, and make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, and foreseen and unforeseen. All repairs made by Tenant shall be at least equal in quality and class to the original work. Tenant shall do or cause others to do all necessary shoring of foundations and walls of any structures on the Demised Premises and every other act or thing for the safety and preservation thereof which may be necessary by reason of any excavation or other building operation upon any adjoining property or street, alleyway or passageway. Tenant shall put, keep and maintain all portions of the Demised Premises, the sidewalks, curbs, alleyways and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

      Section 7.03. ALTERATIONS AND ADDITIONS - Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively "Alterations") to or of the Demised Premises or any part thereof without the prior written consent of Landlord in each instance. However, Landlord's consent shall not be required for minor decorations of the Demised Premises such as wall coverings and wall hangings, built-in cabinetry and moveable partitions, nor for the installation of furnishings. Any Alterations which Tenant shall make or permit to be made shall comply with all laws. Tenant, at its expense shall obtain all necessary permits and certificates for the commencement and performance of Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and with all applicable insurance requirements, and in good, first-class and workman like manner. Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or by any person claiming through or under Tenant. Throughout the performance of the Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to the insurance described in Article 5, Workers' Compensation insurance in statutory limits and such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations.

      Section 7.04. NO WASTE - Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises, or any part thereof, but this shall not be deemed to prevent demolition or alteration pursuant to other provisions of this Lease.

      Section 7.05. RIGHT OF INSPECTION - Tenant shall permit Landlord and his authorized representatives to enter the Demised Premises at all reasonable times for the purposes of:

            (a)  Inspecting the same; and

            (b) Making all necessary repairs thereto and performing any work therein that may be necessary by any reason of Tenant's failure to make any such repairs, or perform any such work, or to commence the same ten
      (10) days after written notice from Landlord (or without notice in the case of emergency). Nothing herein shall imply any duty upon the part of Landlord to do any such work, and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

Landlord's entry to the Demised Premises shall not, under any circumstances, be deemed to be a forcible or unlawful entry into, or a detainer of, the Demised Premises, or an eviction of Tenant from the Demised Premises or any portion thereof.


                                    ARTICLE 8
                      COMPLIANCE WITH LAWS, USE OF PROPERTY

      Section 8.01. COMPLIANCE WITH LAWS - Tenant shall not use, or allow the use, or allow the Demised Premises to be used for any unlawful purpose, or in violation of any certificate of occupancy covering or affecting the use of the Demised Premises, or any part thereof, which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto. Tenant shall have the right to contest, by appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement affecting the Demised Premises and to postpone compliance with the same; provided, such contest shall be promptly and diligently prosecuted by and at the expense of Tenant, that Landlord shall not thereby suffer any civil or be subject to any criminal penalties or sanctions, and that Tenant shall properly protect and save harmless Landlord against any liability and claims for any such noncompliance.

      Section 8.02. LANDLORD'S TITLE - Tenant shall not suffer or permit the Demised Premises, or any portion thereof, to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Landlord's title to the Demised Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage, adverse possession or prescription by the public, as such or of implied dedication, of the Demised Premises, or any portion thereof. Tenant hereby acknowledges that Landlord does not hereby consent, expressly or by implication, to the unrestricted use or possession of the whole or any portion of the Demised Premises by the public, as such.

      Section 8.03. SIGNS - Tenant shall have the right to install, maintain and replace, in, on or over, or in front of the Demised Premises, such signs and advertising matter as Tenant may desire, and Tenant shall comply with all the applicable requirements of governmental authorities having jurisdiction thereof and shall obtain any and all necessary permits for such purposes. As used herein, the word "sign" shall be construed to include any placard, light or other advertising symbol or object, irrespective of whether the same is temporary or permanent.

                                    ARTICLE 9
                              OPTION TO RENEW LEASE

      Section 9.01. OPTION TO RENEW INITIAL TERM - At the expiration of the Initial Term of this Lease, provided that Tenant is not in default hereunder, Tenant shall have the right and option to renew this Lease for one (1) additional consecutive period of five (5) years (the "Renewal Term"). Such Renewal Term shall commence as of the end of the Initial Term of this Lease. If Tenant shall desire to exercise its right and option with respect to the Renewal Term, it shall give Landlord notice of the intent to renew in writing not less than twelve (12) months prior to the expiration of the Initial Term. Upon such exercise, the Term of the Lease shall automatically be extended for the Renewal Term without the execution of any further instrument by the parties; provided that Landlord and Tenant shall, if requested by either party, execute and acknowledge an instrument confirming the exercise of the Renewal Term. The failure of the Tenant to give such notice to Landlord in writing during the time period, shall be conclusively deemed as an election by the Tenant not to renew and extend the Term of this Lease. Any and all reference herein to the term of the Lease shall include any renewal period exercised hereunder.

                                   ARTICLE 10
                               DISCHARGE OF LIENS

      Section 10.01. DISCHARGE - Tenant shall not create or permit to be created or to remain, and shall discharge any mechanic's, laborer's or materialman's lien, or any conditional sale, title retention agreement, or chattel mortgage which might be or become a lien, encumbrance or charge upon the Demised Premises, or any part thereof, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises, or any part thereof.

      Section 10.02. RIGHT TO CONTEST - If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises, or any part thereof, Tenant, within sixty (60) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise; provided, however, nothing herein shall be construed as preventing Tenant from contesting the validity thereof, and it shall not be deemed to be an event of default hereunder so long as Tenant is in the process of good faith negotiations or litigation so contesting such validity.

      Section 10.03. NO CONTEST - Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any material for any specific improvement, alteration to or repair of the Demised Premises, or any part thereof.

                                   ARTICLE 11
                                  ENVIRONMENTAL

      Section 11.01. PRESENCE AND USE OF HAZARDOUS SUBSTANCES - Tenant shall not, without Landlord's prior written consent, keep on or around the Demised Premises for use, disposal, treatment, generation, storage or sale, any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful (collectively referred to as "Hazardous Substances"), and/or any substance that is subject to regulation by and then current federal, state or local law, statute or ordinance and the rules and regulations implementing them, including, but not limited to, the Resources Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.); the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.); the Clean Water Act (33 U.S.C. ss. 1251 et seq.); the Clean Air Act (42 U.S.C. ss. 7401 et seq.); the Toxic Substance Control Act (15 U.S.C. ss. 2601 et seq.); and the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.). With respect to such Hazardous Substance, Tenant shall:

            (a) Comply promptly, timely and in all material respects with all governmental requirements for reporting keeping and submitting manifests, and obtaining and keeping current identification numbers, and submit to Landlord true and correct copies of all reports, manifests and identification numbers at the same time as thereby are required to be and/or are submitted to the appropriate governmental authorities; and

            (b) Within ten (10) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal or sale of Hazardous Substances and provide evidence satisfactory to Landlord of Tenant's compliance with the applicable government regulations; and

            (c) Allow Landlord or Landlord's agent or representative to come on the Demised Premises at all reasonable times and after reasonable notice to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances; and

            (d) Comply with minimum levels, standards or other performance standards or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the Demised Premises, such levels or standards shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an addendum to the Lease; and

            (e) Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment and disposal of Hazardous Substances; and

            (f) Pay to Landlord upon demand as additional rent any and all costs reasonably incurred by Landlord and associated with Landlord's inspection of the Demised Premises pursuant to this Section and Landlord's monitoring of Tenant's compliance with this Article 11, including, but not limited to, Landlord's reasonable attorneys' fees and costs, payment of which expenses shall only be due if incurred by Landlord after Landlord's having reasonable belief that Tenant is not in compliance with this Article 11 and Landlord's having communicated notice of noncompliance to Tenant with Tenant having failed to comply, or commence compliance within ten (10) days of receipt of such notice from Landlord.

      Section 11.02. UNAUTHORIZED RELEASE OF HAZARDOUS SUBSTANCES CLEANUP COSTS, DEFAULT AND INDEMNIFICATION - Tenant agrees as follows:

            (a) Tenant shall give immediate written notice to Landlord of any release, spill, discharge or threatened discharge of any Hazardous Substance at the Demised Premises or surrounding environment, in which said release was not made pursuant to or in conformance with the terms of any permit or license issued to Tenant by the appropriate governmental authority. This notice shall include a description of measures taken or proposed to be taken by Tenant to contain and/or remedy the release and any resultant damage to property, persons, the Demised Premises and/or the environment. Tenant shall also give immediate written notice to Landlord of any private or governmental investigation relating to Hazardous Material on or about the Demised Premises.

            (b) At Tenant's own expense, Tenant shall promptly take all steps necessary to contain and remedy any release of Hazardous Substances to or in the Demised Premises or surrounding environment, and all resultant damage or injury to property, person, and the environment. Landlord shall have the right, but not the obligation, to participate in and approve any environmental assessment or remedial cleanup plan for the Demised Premises. Tenant, its employees, agents and contractors shall fully cooperate with any and all federal, state and local governmental officials having jurisdiction over the Demised Premises in resolving any situation referring to the presence of Hazardous Substances on or about the Premises.

            (c) Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any an all other charges, fees penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, generation, handling, storage, containment, disposal, transportation, and/or sale of Hazardous Substances.

            (d) Tenant shall indemnify, defend and save Landlord harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, generation, handling, storage, containment, disposal, transportation, and/or sale of Hazardous Substances. With regard to Sections 11.01 and 11.02, Tenant's obligations hereunder shall survive the expiration or earlier termination of this Lease. Upon Tenant's default under Sections 11.01 or 11.02, and in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies: (i) at Landlord's option, to terminate this Lease immediately; and (ii) to recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business by Landlord, and any and all damages and claims asserted by third parties and Landlord's attorneys' fees and costs.

                                   ARTICLE 12
                           INDEMNIFICATION OF LANDLORD

      12.01. INDEMNIFICATION - Tenant shall defend, indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, but not limited to, reasonable architects' and attorneys' fees, which may be imposed upon, or incurred by, or asserted against Landlord (except as the same may be incurred by reason of Landlord's negligence) by reason of any of the following occurrences during the term of this Lease:

            (a) Any work or thing done in, on or about the Demised Premises, or any part thereof, by Tenant or any party other than Landlord;

            (b) Any use, nonuse, possession, occupation, conditions, operation, maintenance or management of the Demised Premises, or any part thereof, or any alley, sidewalk, passageway or space adjacent thereto;

            (c) Any negligence on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

            (d) Any accident, injury or damage to any person or property occurring in, on or about the Demised Premises, or any part thereof, or any alley, sidewalk, curb, vault, passageway or space adjacent thereto;

            (e) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

      In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, shall at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord in writing, which approval Landlord agrees not unreasonably to withhold. If Tenant has supplied Landlord with insurance policies covering any of the aforementioned risks, no claim shall be made against Tenant unless and until the insurer shall fail or refuse to defend and/or pay all or any part thereof.

                                   ARTICLE 13
                                  CONDEMNATION

      This Article 13 shall apply if all or any part of the Demised Premises is taken or conveyed under appropriation proceedings or by any right of eminent domain, including a conveyance in lieu thereof.

      Section 13.01. TOTAL TAKING - If all of the Demised Premises is so taken or conveyed, then this Lease shall terminate as of the date that the authority exercising the right of eminent domain shall be entitled to take possession and subject to Section 13.04. The entire compensation or award paid shall be allocated as follows, notwithstanding any other allocation that might be made by the condemning authority:

            (a) To Landlord, the then fair market value of the land and improvements, subject to the terms of this Lease; and

            (b) To Tenant, the balance of the award.

      Section 13.02. PARTIAL TAKING - If only a part of the Demised Premises is so taken or conveyed, this Lease shall continue in full force and effect as to the portion of the Demised Premises remaining after such taking or conveyance and subject to Section 13.03, the entire compensation or award paid:

            (a) To Landlord, the then fair market value of the land and improvements, subject to the terms of this Lease; and

            (b) To Tenant, the balance of the award.

      Section 13.03. RENTAL REDUCTION - If a partial taking or conveyance does not result in termination of this Lease, then the Net Rent shall be reduced by an amount which bears the same proportion the Net Rent immediately prior to the partial taking as the rental value of the part of the Demised Premises so taken bears to the rental value of the whole Demised Premises immediately prior to such taking.

      Section 13.04. RIGHT TO CONSENT - Tenant and Landlord may prosecute and defend any condemnation or appropriation proceedings for the adjudication of taking of the Demised Premises and compensation due therefor, in Landlord's name or in Tenant's name, or both if Landlord so desires. Tenant shall be entitled to prosecute and defend any condemnation or appropriation proceedings for the adjudication of taking of Tenant's property and to receive compensation in Landlord's name or in Tenant's own name, or both, and Tenant shall be entitled to retain, free and clear of any interest or claim of Landlord, the entire compensation or award allocable to Tenant and for the value of Tenant's business and for costs of removal or relocation thereof. The entire award received in connection with any condemnation or appropriation proceeding, including conveyance in lieu thereof, shall be distributed and applied:

            (a) To the costs of obtaining compensation, including attorneys' fees of Landlord and Tenant;

            (b) To Landlord for the value of Landlord's interest as herein above provided for; and

            (c) The balance to Tenant for the value of Tenant's interest as herein above provided for, including the value of Tenant's business and for costs of removal or relocation thereof.


                                   ARTICLE 14
                           ASSIGNMENTS, MORTGAGES AND
                         SUBLEASES OF TENANT'S INTEREST

      Section 14.01. ASSIGNMENT - Tenant and its successors and assigns shall not have the right to assign this Lease without the prior written approval of Landlord, which approval shall not be unreasonably withheld.

      Section 14.02. SUBLETTING - Tenant and Tenant's successors and assigns shall have the right to sublet the Demised Premises, in whole or in part, subject to prior written approval of said subletting by Landlord, which approval shall not be unreasonably withheld, but only for the term or terms which shall expire prior to the expiration of the term hereby granted or a renewal thereof, insofar as such renewal shall have been exercised and provided that each such sublease shall be subject and subordinate to the rights of Landlord hereunder.

      Section 14.03. NON-DISTURBANCE - Subject to the further provisions of this Section, Landlord agrees to not unreasonably refuse to execute an agreement, hereinafter referred to as a "non-disturbance agreement," with such subtenants who shall first have executed the non-disturbance agreement. The term of any such sublease shall not extend beyond the then current or renewed term of this Lease.

      Section 14.04. NO RELEASE OF TENANT - Notwithstanding the granting of Landlord's consent, no sale, conveyance, mortgage, pledge, subletting, assignment or other transfer or encumbrance of this Lease or the Demised Premises shall release or alter Tenant's primary liability to pay rent and perform all of its other obligations hereunder. The acceptance of rent by Landlord from any person other than Tenant shall not be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting. If any assignee or successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without proceeding against or exhausting his remedies against the assignee or successor. After any assignment, sublease or other transfer or encumbrance, Landlord may consent to subsequent assignments, subleases, transfers or encumbrances, or amendments to this Lease, without notifying Tenant or any other person, without obtaining consent thereto, and without relieving Tenant of liability under this Lease.

                                   ARTICLE 15
                  CONDITIONAL LIMITATIONS - DEFAULT PROVISIONS

      Section 15.01. EVENTS OF DEFAULT - If of any one or more of the following events (herein sometimes called "events of default") shall happen:

            (a) If default shall be made in the due and punctual payment of any Net Rent or additional rent payable under this Lease, or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after notice from Landlord to Tenant specifying the items in default, and shall continue thereafter for a further period of ten (10) days after a second notice from Landlord to Tenant which shall specify the items in default; or

            (b) If default shall be made by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions in the Lease provided other than those referred to in the foregoing paragraph
      (a) of this Section for a period of twenty (20 ) days after notice from Landlord to Tenant specifying the items in default and shall continue thereafter for a further period of ten (10) days after a second notice from Landlord to Tenant, or in the case of a default or a contingency which cannot with due diligence be cured within said last mentioned ten
      (10) day period granted to cure the same, Tenant shall fail to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said last mentioned ten (10) day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence);

            (c) If, after the commencement of the term of this Lease: (i) the Tenant then having the title to the leasehold estate created hereunder shall, while having such title, be adjudicated a bankrupt or adjudged to be insolvent; (ii) a receiver or trustee shall be appointed for the aforesaid Tenant's property and affairs; (iii) the aforesaid Tenant shall make an assignment for the benefit of creditors or shall file a petition in bankruptcy or insolvency or for reorganization or shall make application for the appointment of a receiver; or (iv) any execution or attachment shall be issued against the aforesaid Tenant or any of the aforesaid Tenant's property, whereby the Demised Premises or any building or buildings to be taken or occupied by someone other than the aforesaid Tenant, except as may herein be permitted, and such adjudication, appointment, assignment, petition, execution or attachment shall not be set aside, vacated, discharged or bonded within ten (10) days after the issuance of the same;

then Landlord at any time thereafter may give written notice to Tenant specifying such event of default or events of default and stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice. Upon the date specified in such notice, this Lease and the term hereby demised and all rights of Tenant under this Lease, including any renewal privileges, whether or not exercised, shall expire and Tenant shall remain liable as hereinafter provided.

      Section 15.02. SURRENDER - Upon any such expiration or termination of this Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord. Landlord, upon or at any time after any such expiration or termination, may without further notice enter upon and re-enter the Demised Premises and possess and repossess himself thereof by force, summary proceedings, ejectment or otherwise; and Landlord may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

      Section 15.03. RELETTING - At any time or from time to time after any such expiration or termination, Landlord may relet the Demised Premises, or any part thereof, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent and alteration of the Demised Premises) as Landlord, in his uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon such reletting.

      Section 15.04. NO WAIVER - No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and a breach thereof, shall be waived, altered or modified, except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

      Section 15.05. RIGHTS CUMULATIVE - No expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligations shall survive any such expiration or termination. In the event of any expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the Net Rent and all other charges required to be paid by Tenant up to the time of such expiration or termination of this Lease and thereafter, Tenant, until the end of what would have been the term of this Lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, damages for Tenant's default. Such damages may include the equivalent of the amount of the Net Rent and the other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the provisions of
Section 15.03 hereof, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, reasonable attorneys' fees, alteration costs and expenses of preparation for such reletting.

      Section 15.06. REMEDIES CUMULATIVE - Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or not or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 16
                       INVALIDITY OF PARTICULAR PROVISIONS

      Section 16.01. SEVERABILITY - If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 17
                                     NOTICES

      Section 17.01. NOTICES - Any and all notices, demands, requests, submissions, approvals, consents, disapprovals, objections, offers or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall be deemed to have been duly given, delivered or served if and when sent by registered mail with proper postage prepaid thereon and deposited with the United States Post Office, addressed to the Tenant at:

                   Dean & DeLuca Brands, Inc.
                   560 Broadway
                   New York, New York 10012

or to such other address as Tenant may from time to time designate by written notice to Landlord; or if to Landlord, addressed to the Landlord at:

                   Leslie G. Rudd
                   c/o LRICO
                   314 South Galena
                   Aspen, Colorado  81611

or to such other agent or agents as may be designated by the parties. The date of deposit shall be deemed to be the date of such service.


                                   ARTICLE 18
                                 QUIET ENJOYMENT

      Section 18.01. QUIET ENJOYMENT - Tenant, upon paying the Net Rent and all additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by, through or under Landlord as such, subject, however, to the exceptions, reservations and conditions of this Lease.

                                   ARTICLE 19
                              ESTOPPEL CERTIFICATES

      Section 19.01. TENANT CERTIFICATE - Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered to Landlord, or any other person, firm or corporation specified by Landlord:

            (a) That this Lease is unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;

            (b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modification hereof upon the part of Tenant to be performed or complied with, and if so, specifying the same;

            (c) The dates, if any, to which the Net Rent, additional rent and other charges hereunder have been paid in advance;

            (d)  The date of expiration of the current term; and

            (e) The Net Rent then payable under this Lease.

      Section 19.02. LANDLORD CERTIFICATE - Landlord shall, without charge, at any time and from time to time, within thirty (30) days after request by Tenant, certify by written instrument, duly executed, acknowledged and delivered, to the effect that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Net Rent, additional rent and other charges have been paid, the date of expiration of the current term, the Net Rent then payable under this Lease, and stating whether or not, to the best knowledge of the officer executing such certificate on behalf of Landlord, Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the person executing such certificate may have knowledge.

                                   ARTICLE 20
                       APPROVALS NOT UNREASONABLY WITHHELD

      Section 20.01. CONSENT AND APPROVAL - Where any provision of this Lease requires the consent or approval of Landlord, Landlord agrees that it will not unreasonably withhold or delay such consent or approval. Where any provision of this Lease requires Tenant to do anything to the satisfaction of Landlord, Landlord agrees that Landlord will not unreasonably refuse to state Landlord's satisfaction of such action by Tenant.

                                   ARTICLE 21
                              NO ORAL MODIFICATION

      Section 21.01. ENTIRE AGREEMENT; MODIFICATION - All prior understandings and agreements between the parties are merged within this agreement, which alone fully and completely sets forth the understanding of the parties; and this Lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

                                   ARTICLE 22
                          COVENANTS TO BIND AND BENEFIT
                               RESPECTIVE PARTIES

      Section 22.01. BINDING EFFECT - The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, his legal representatives, successors and assigns, and Tenant, its successors and assigns.

                                   ARTICLE 23
                              WAIVER OF SUBROGATION

      Section 23.01. WAIVER OF SUBROGATION - Landlord and Tenant shall each be released from any liability resulting from damage by fire or casualty (irrespective of the cause of such fire or casualty), provided only if policies of insurance carried by Landlord and Tenant so permit.

                                   ARTICLE 24
                               MEMORANDUM OF LEASE

      Section 24.01. MEMORANDUM OF LEASE - This Lease shall not be recorded, but upon written request of either party, a memorandum of lease describing the Demised Premises, giving the term of this Lease, and the name and address of the Landlord and Tenant, referring to this Lease and in form suitable under law as record notice, shall be properly executed, acknowledged and delivered by Landlord and Tenant, and such memorandum of Lease may be recorded by either party.

                                   ARTICLE 25
                               GENERAL PROVISIONS

      Section 25.01. CHOICE OF LAW - This Lease shall be interpreted under and governed by the laws of the State of Kansas.

      Section 25.02. FORCE MAJEURE - In the event that Landlord shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond his control, then performance of such shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

      Section 25.03. PRESUMPTIONS - This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting the document. The Lease shall be construed neither for nor against Landlord or Tenant, but shall be give reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

      Section 25.04. HEADINGS - The titles to the Articles and Sections of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation.

      Section 25.05. EXHIBITS - All exhibits and any riders annexed to this Lease are incorporated herein by this reference.

      Section 25.06. MEANING OF TERMS - Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the others, and the word person shall include corporation, partnerships and other entities.

      Section 25.07. CONVEYANCE OF DEMISED PREMISES - As used herein the term "Landlord" means only the current owner or owners of the fee title to the Demised Premises. Upon each conveyance (whether voluntary or involuntary) of the Demised Premises, the conveying party shall be relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease or arising out of any act, occurrence or omission occurring after the date of such conveyance. Landlord may sell, assign, convey, encumber or otherwise transfer all or any potion of his interest in this Lease, the Demised Premises, the Building or the Land.

      Section 25.08. AUTHORITY - Each of the persons executing this Lease on behalf of Tenant warrant and represent that Tenant is a duly organized and validly existing corporation, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

      Section 25.09. COUNTERPARTS - This Lease may be executed in one or more counterparts, all of which, together, shall constitute but one and the same agreement.



                           [Signature Page to Follow]

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed effective as of the date first above written.


                                   "LANDLORD"


                                    /s/ Leslie G. Rudd
                                    ------------------------------------
                                    Leslie G. Rudd



                                    "TENANT"
                                    DEAN & DELUCA BRANDS, INC.


                                    By:   /s/ Dane J. Neller
                                          -----------------------------
                                          Dane J. Neller, President